                                                                    EXHIBIT 10.6

                     IHS/ICI Strategic Business Alliance
                                Agreement Terms


I.   Value Added Reseller authorization

     A. IHS grants ICI the right to resell CAPSXpert products as a Value Added Reseller in the US and Europe.

           1. IHS reserves the right to set the list price for CAPSXpert plus reserves the right to set the CAPSXpert price for opportunities with current IHS customers.

           2. ICI will pay IHS a rate of 80% of net revenue received from CAPSXpert subscriptions.

     B. ICI grants IHS the right to resell ItemQuest products as a Value Added Reseller.

           1.    ICI reserves the right to set the list price for ItemQuest.

           2. IHS will pay ICI a rate of 80% of net revenue received from ItemQuest software, services, and maintenance where ICI is required to model and develop demonstrations using customer's data.

           3. IHS will pay ICI a rate of 75% of net revenue received from ItemQuest software where IHS models and develops demonstrations using customer's data.

           4. IHS will pay ICI a rate of 95% of net revenue received for data services performed by ICI.

           5. IHS will pay ICI a rate of 80% for net revenue received for ItemQuest maintenance. In turn, IHS will train personnel in ICI products and provide Level 1 maintenance support.

     C.    Product/Service Provider and VAR responsibilities:

           --------------------------------------------------------------
            Product/Service Provider                VAR
           --------------------------------------------------------------
                    ICI                IHS resells ItemQuest software
           --------------------------------------------------------------
                    IHS                ICI resells CAPSXpert databases
           --------------------------------------------------------------

           The VAR is primarily responsible for all phases of the sales opportunity, noting that ICI may take a more active role regarding customer's data.

--------------------------------------------------------------------------------
       TASK**                           Product/Service              VAR
                                            Provider
--------------------------------------------------------------------------------
  Lead Generation                                             Major Driving Role
--------------------------------------------------------------------------------
  Deal Qualification & Priority                               Major Driving Role
--------------------------------------------------------------------------------
  Presentation & Demonstration                                Major Driving Role
--------------------------------------------------------------------------------
  Custom Demonstration with
  Customer Data                               (1)                   (1)
--------------------------------------------------------------------------------
  ROI for proposal               Reactive Supporting Role     Major Driving Role
--------------------------------------------------------------------------------
  Prospects Senior
  Management Sponsorship                                      Major Driving Role
--------------------------------------------------------------------------------
  Data Services and Quotation                 (1)                    (1)
--------------------------------------------------------------------------------
  Proposal                       Reactive Supporting Role     Major Driving Role
--------------------------------------------------------------------------------
  Negotiations & Close           Reactive Supporting Role     Major Driving Role
--------------------------------------------------------------------------------
  Level 1 Maintenance support                                 Major Driving Role
  .  Provide front-line customer support
     (on site and call center)
  .  Research customer problems and
     determine if they can be reproduced
  .  Distribute software upgrades and bug free.
--------------------------------------------------------------------------------
(1) -- The VAR payment rate changes based on whether ICI or IHS performs the tasks associated with customer's data.

     D. Provided that the "Finder" roles are fulfilled by IHS, ICI will pay IHS at a rate of 15% net revenue received form ItemQuest software for IHS customer leads and sales participation that result in a sale closed by ICI.

          Loads identified and qualified by the "finding" party will be transferred to the selling party

        ------------------------------------------------------------------------------------------
               TASK--
                                                         Seller                    Finder
        ------------------------------------------------------------------------------------------
         Opportunity Generation                     Major Driving Role     Major Driving Role
        ------------------------------------------------------------------------------------------
         Deal Qualification & Priority              Major Driving Role   Reactive Supporting Role
        ------------------------------------------------------------------------------------------
         Presentation & Demonstration               Major Driving Role   Reactive Supporting Role
        ------------------------------------------------------------------------------------------
         Custom Demonstration with Customer Data    Major Driving Role
        ------------------------------------------------------------------------------------------
         ROI for proposal                           Major Driving Role
        ------------------------------------------------------------------------------------------
         Prospectus Senior Management Sponsorship   Major Driving Role
        ------------------------------------------------------------------------------------------
         Data Services and Quotation                Major Driving Role
        ------------------------------------------------------------------------------------------
         Proposal                                   Major Driving Role   Reactive Supporting Role
        ------------------------------------------------------------------------------------------
         Negotiations & Close                       Major Driving Role   Reactive Supporting Role
        ------------------------------------------------------------------------------------------

II.  Development and Support

     A. IHS and ICI agree to produce a combined product that uses ICI's ItemQuest application and IHS' CAPSXpert databases (IQ/CAPSXpert).

          1. IHS and ICI will jointly develop a product definition that includes functions, features and content.

          2. ICI will integrate CAPSXpert into ItemQuest using mutually agreed requirements, at no charge, with committed delivery dates per the agreed upon plan. Direct development related costs incurred by both parties will be equally shared up a total of $200,000 from ICI and a total of $200,000 from IHS.

     B.   ICI, with IHS' assistance, will produce a business plan that defines:

          1.   Product release schedules with functionality

          2.   Integration strategy to key partners

          3.   Resources for Development, Product Marketing, Sales, Support

     C. Both ICI and IHS commit to at least one technical resource and one product management resource, fully dedicated, to support the needs required by this relationship. As reasonably required, more resources may be added.

     D. Both parties will develop infrastructure to provide support to customers for the combined product.

     E. Under non-disclosure, each party will provide the other party required technical information and support for the integration of CAPSXpert to ItemQuest; tools and training for customer data integration; and training for installation and support of each other's products.

     F. Both parties will cooperate together on customer installations, noting that each Party shall be responsible for the effective installation and post-installation support of its products as stated in the terms of this agreement. In July, 1998 the parties will meet to review the need and opportunity to modify this initial support plan.

III.    Marketing and Selling

        A. IHS will develop a list of top prospects and key accounts for initial target sales
                1. IHS and ICI will mutually agree upon initial target accounts
        B. IHS reserves the right to either forward a sales opportunity lead to ICI, or manage the sales opportunity as a VAR.
        C. ICI commits to one dedicated Sales Manager to IHS for the first six months of this agreement, and 3 dedicated Sales Reps thereafter.
        D. IHS commits to train and certify a minimum of 2 Sales Manager and 3 Sales Support Engineers on the combined product.
        E. IHS will allow ICI to distribute CAPSXpert databases to its sales force for the purpose of demonstration of reference data.
        F. ICI will allow IHS to distribute ItemQuest software to its sales force for the purposes of demonstration.
        G.      ICI and IHS will jointly develop marketing announcements:
                1.      Develop joint capability statement
                2.      Develop joint press release
                3. ICI will distribute a targeted mailing to a list of top prospects currently identified by IHS.
        H. CAPSXpert databases will be sold on a subscription only basis, neither ICI nor the customer will own the software or data.
        I. ICI will ensure IHS, policy of fair use for CAPSXpert products, and obtained IHS data licenses from customers. IHS will ensure ICI's policy of fair use and obtain ICI data licenses from customers.
        J. Proposals by either ICI or IHS that quote the joint product will use a standard boilerplate format jointly developed, unless requested differently by the prospect.
        K. ICI grants IHS the right to use the ItemQuest name for sales opportunities involving the ItemQuest software.
        L. Both parties shall cooperate and share agreed upon costs for targeted collateral. In addition, parties will include partnership information as appropriate in their collateral. The parties shall cooperate in seminars, press release events, tradeshows and presentations.
        M. Both parties shall agree to allow the other party the use of the other's logo and trademark in accordance to define uses, procedures and restrictions.
        N. Both parties shall proactively sell the combined solution on a global basis.

IV.     Agreement terms

        A. The term of this agreement is five years, with 180 day termination rights by both parties, after the third year. It will renew automatically for in one-year terms, unless either party notifies the other party 120 days in advance of cancellation.
        B. Payment for the sale of products and services are due to the other party following quarter after the customer has been invoiced, and revenue has been recognized.
        C. ICI is the primary CSM provider to IHS. IHS is the primary data provider to ICI.
        D. Neither party shall assign or otherwise transfer this Agreement without the prior written consent of the other party, which consent will not be reasonably withheld.
        E. Nothing in the terms of this agreement allows for the transfer of proprietary or proprietary rights to the other party without written consent of the first party.

The Terms and Conditions represent the complete and exclusive statement of the understanding between ICI and IHS, Inc. and supersede all prior proposals and understandings, oral or written, relating to the subject matter of these Terms and Conditions and may be amended only by a written document executed by ICI and IHS, Inc.

Acceptance and execution of these terms and conditions are subject to a thorough due diligence with results satisfactory to ICI, resulting in a mutually satisfactory definitive agreement between the two parties. Both parties shall use best efforts to expedite the finalized agreement.

INFORMATION HANDLING                    ICI Corporation
SERVICES, (IHS)

BY: /s/ [SIGNATURE APPEARS HERE]        BY: /s/ [SIGNATURE APPEARS HERE]
   -----------------------------           -----------------------------


Date: 1/23/98                           Date: 1/23/98
     ---------------------------             ---------------------------

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